The Board of Directors
Stewart Information Services Corporation

       We consent to the use of our report dated February 13, 1998, with respect to the consolidated financial statements of Stewart Information Services Corporation as of December 31, 1997 and 1996 and for each of the years in the three-year period ended December 31, 1997, incorporated herein by reference and to the reference to our firm under the heading "Interests of Named Experts and Counsel" in the Registration Statement.



/s/ KPMG PEAT MARWICK LLP
    KPMG Peat Marwick LLP



Houston, Texas
October 20, 1998

The Board of Directors
Stewart Information Services Corporation


       We consent to the use of our report incorporated herein by reference and to the reference to us under the heading "Interests of Named Experts and Counsel" in the Registration Statement.




/s/DOSHIER, PICKENS & FRANCIS, P.C.
DOSHIER, PICKENS & FRANCIS, P.C.
October 12, 1998

The Board of Directors
Stewart Information Services Corporation

       We consent to the use of our report incorporated herein by reference and to the reference to us under the heading "Interests of Named Experts and Counsel" in the Registration Statement.




                                                 /s/ JIM S. WALKER

The Board of Directors
Stewart Information Services Corporation


       We consent to the use of our report incorporated herein by reference and to the reference to us under the heading "Interests of Named Experts and Counsel" in the Registration Statement.





       /s/ FANCHER & COMPANY
       --------------------------
       FANCHER & COMPANY, CPAs
       Signed October 12, 1998

                                                                  Exhibit 23.1

The Board of Directors
Stewart Information Services Corporation


We consent to the use of our report incorporated herein by reference and to the reference to us under the heading "Interests of Named Experts and Counsel" in the Registration Statement.




/s/ M. TIMOTHY O'ROARK
-----------------------------------
M. TIMOTHY O'ROARK

The Board of Directors
Stewart Information Services Corporation


       We consent to the use of our report incorporated herein by reference and to the reference to us under the heading "Interests of Named Experts and Counsel" in the Registration Statement.




                                         /s/GRANT BENNETT ACCOUNTANTS

The Board of Directors
Stewart Information Services Corporation

       We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Interests of Named Experts and Counsel" in the Registration Statement.


                                             /s/ Aaronson, White & Company
                                             AARONSON, WHITE & COMPANY


Houston, TX

The Board of Directors
Stewart Information Services Corporation


We consent to the use of our report incorporated herein by reference and to the reference to us under the heading "Interests of Names Experts and Counsel" in the Registration Statement.




                                   /s/EDGAR, KIKER & CROSS, L.L.P.
                                   EDGAR, KIKER & CROSS, L.L.P.
                                   Certified Public Accountants and Consultants


Beaumont, Texas
October 15, 1998

October 13, 1998



The Board of Directors
Stewart Information Services Corporation


We consent to the use of our report incorporated herein by reference and to the reference to us under the heading "Interests of Named Experts and Counsel" in Registration Statement.




/s/ WILKERSON & ARTHUR
Wilkerson & Arthur, P.C.

The Board of Directors
Stewart Information Services Corporation


         I consent to the use of my report incorporated herein by reference and to the reference to us under the heading "Interests of Named Experts and Counsel" in the Registration Statement.




Lubbock, Texas                    /s/ JESUS YEPEZ CPA

The Board of Directors
Stewart Information Services Corporation

       We consent to the use of our report incorporated herein by reference and to the reference to us under the heading "Interests of Named Experts and Counsel" in the Registration Statement.




                                               /s/ Gratzer, Clem & Company, P.C.

The Board of Directors
Stewart Information Services Corporation


       We consent to the use of our report incorporated herein by reference and to the reference to us under the heading "Interests of Named Experts and Counsel" in the Registration Statement.


/s/ WILLIAMS & PEARCY
Williams & Pearcy, CPAs

The Board of Directors
Stewart Information Services Corporation


We consent to the use of our report incorporated herein by reference and to the reference to us under the heading "Interest of Named Experts and Counsel" in the Registration Statements.




/s/FLUSCHE, VAN BEVEREN, KILGORE, P.C.
Flusche, Van Beveren, Kilgore, P.C.
Corpus Christi, Texas
October 13, 1998

The Board of Directors
Stewart Information Services Corporation


       We consent to the use of our report incorporated herein by reference and to the reference to us under the heading "Interests of Named Experts and Counsel" in the Registration Statement.




                                        /s/ Ginny Sanders May